SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Definitive Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HERBALIFE LTD.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	Fee not required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

HERBALIFE LTD. Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to Be Held on Thursday, April 28, 2011 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, Annual Report and other proxy materials are available at: http://www.proxyvoting.com/hlf Dear Herbalife Ltd. Shareholder: The 2011 Annual General Meeting of Shareholders of Herbalife Ltd. (the “Company”) will be held at the principal executive offices of one of the Company’s U.S. subsidiaries at 800 West Olympic Blvd., Suite 406, Los Angeles, California 90015, on Thursday, April 28, 2011, at 9:00 a.m. (local time). Proposals to be considered at the Annual Meeting: (1) Elect four Directors, each for a term of three years; (2) Vote to approve an amendment to the Company’s Amended and Restated 2005 Stock Incentive Plan to increase the authorized number of Common Share issuable thereunder by 3,200,000 and to provide that full value awards will be counted at a 2.6:1 premium factor against the remaining available share pool; (3) Vote to effect a two-for-one stock split of the Company’s Common Shares; (4) Vote to advise as to the Company’s executive compensation; (5) Vote to advise as to the frequency of shareholder advisory votes on the Company’s executive compensation; (6) Vote to ratify the appointment of the Company’s independent registered public accountants for fiscal 2011; and (7) Vote to re-approve the performance goals under the Herbalife Ltd. Executive Incentive Plan for compliance with Section 162(m) of the Internal Revenue Code. The Board of Directors recommends a vote “For” each of the Director Nominees, “For” Proposals 2, 3, 4, 6 and 7 and for “1 Year” with respect to Proposal 5. The Board of Directors has fixed the close of business on February 28, 2011 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof. HERBALIFE LTD. If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 18, 2011 to facilitate timely delivery. TO REQUEST PAPER COPIES OF PROXY MATERIALS: (please reference your 11-digit control number when requesting materials) By opting out to receive printed materials, your preference for future proxy mailings will be kept on our file. Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688). Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://www.proxyvoting.com/hlf CONTROL NUMBER 91256 TO VOTE YOUR SHARES SEE INSTRUCTIONS ON REVERSE SIDE This is not a proxy card. You cannot use this notice to vote your shares. YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual General Meeting. Directions to attend the annual meeting where you may vote in person can be found on our website, www.ir.herbalife.com. Meeting Location: Herbalife International of America, Inc. 800 West Olympic Blvd. Suite 406 Los Angeles, California 90015 The following materials are available for you to review online: • the Company’s 2011 Proxy Statement (including all attachments thereto); • the Company’s Annual Report for the year ended December 31, 2010 (which is not deemed to be part of the official proxy soliciting materials); and • any amendments to the foregoing materials that are required to be furnished to shareholders. To request a paper copy of the Proxy Materials: (you must reference your 11-digit control number located on the reverse side of this form) Telephone: 1-888-313-0164 (outside of the U.S. and Canada call 201 -680-6688) Email: shrrelations@bnymellon.com (you must reference your 11-digit control number in your email) Internet: http://www.proxyvoting.com/hlf The Proxy Materials for Herbalife Ltd. are available to review at: http://www.proxyvoting.com/hlf Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY. 91256 HOW TO VOTE BY INTERNET We encourage you to review the proxy materials online before voting. Use the Internet to vote your shares. On the landing page of the above website in the box labeled “To Vote Your Shares by Internet” click on “Vote Now” to access the electronic proxy card and vote your shares. Have this notice in hand when you access the website. You will need to reference the 11-digit control number located on the reverse side.